Exhibit (j) under Form N-1A
                                              Exhibit (23) under Item 60/Reg.S-K


               Consent of Ernst & Young LLP, Independent Auditors

     We consent to the references to our firm under the caption "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information to the use of our report dated May 15, 2000, in the Post-Effective Amendment Number 45 to the Registration Statement (Form N-1A No. 33-31602) of the Tax Free Instruments Trust dated August 23, 2000.

                                                           /s/ Ernst & Young LLP
                                                               Ernst & Young LLP

Boston, Massachusetts
August 23, 2000